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Exhibit 10.18

                                 FIRST AMENDMENT
 TO OPTION AGREEMENTS, SHORTFALL FUNDING AGREEMENTS, MANAGEMENT AGREEMENTS,
                           DEPOSIT PLEDGE AGREEMENTS,
                          AND EQUITY PLEDGE AGREEMENTS


                  THIS AGREEMENT ("Agreement") is made as of September 30, 1999 by and among Balanced Care Corporation, a Delaware corporation ("BCC"), Balanced Care at Sagamore Hills, Inc., a Delaware corporation (the "Sagamore Hills Manager"), Balanced Care at Loyalsock, Inc., a Delaware corporation (the "Loyalsock Manager"), Balanced Care at Lebanon, Inc., a Delaware corporation (the "Lebanon Manager"), Balanced Care at Westerville, Inc., a Delaware corporation (the "Westerville Manager"), Balanced Care at Oak Ridge, Inc., a Delaware corporation (the "Oak Ridge Manager"), Balanced Care at Morristown, Inc., a Delaware corporation (the "Morristown Manager"), Financial Care Investors, LLC, a Delaware limited liability company ("FCI"), Financial Care Investors of Sagamore Hills, LLC, a Delaware limited liability company ("FCISH"), Financial Care Investors of Loyalsock, LLC, a Delaware limited liability company ("FCILO"), Financial Care Investors of Lebanon, LLC, a Delaware limited liability company ("FCILE"), Financial Care Investors of Westerville, LLC, a Delaware limited liability company ("FCIW"), Financial Care Investors of Oak Ridge, a Delaware limited liability company ("FCIOR") and Financial Care Investors of Morristown, LLC, a Delaware limited liability company ("FCIMO"). The Sagamore Hills Manager, Loyalsock Manager, Lebanon Manager, Westerville Manager, Oak Ridge Manager and Morristown Manager are collectively referred to herein as the "Managers" and individually as a "Manager." FCISH, FCILO, FCILE, FCIW, FCIOR and FCIMO are collectively referred to herein as the "Lessees" and are individually referred to herein as a "Lessee."

                  WHEREAS, the Lessees have each entered into Lease Agreements as tenants for properties located in Pennsylvania, Ohio and Tennessee (such Lease Agreements being referred to herein collectively as the "Leases" and individually as a "Lease"), which Leases are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, with respect to each property that is the subject of a Lease, the Lessor thereof has caused to be constructed a personal care or assisted care facility located thereon (such facilities being referred to herein collectively as the "Facilities" and individually as a "Facility"); and
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                  WHEREAS, in connection with each Lease, FCI and BCC entered into Option Agreements whereby BCC has the right to acquire all membership interests in all Lessees (such Option Agreements being referred to herein collectively as the "Option Agreements" and individually as an "Option Agreement"), which Option Agreements are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, in connection with each Lease, FCI, the Lessees and BCC entered into Shortfall Funding Agreements (such Shortfall Funding Agreements being referred to herein collectively as the "Shortfall Agreements" and individually as a "Shortfall Agreement"), which Shortfall Agreements are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, in connection with the operation of each Facility, each Lessee and each Manager have entered into a management agreement (such management agreements being referred to herein collectively as the "Management Agreements" and individually as a "Management Agreement"), which Management Agreements are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, in connection with the Lessees' obligations under the Leases and the Shortfall Agreements, the Lessees, FCI, the Lessors and BCC have entered into Deposit Pledge Agreements (such Deposit Pledge Agreements being referred to herein collectively as the "Deposit Pledge Agreements" and individually as a "Deposit Pledge Agreement"), which Deposit Pledge Agreements are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, in connection with the options granted to BCC under the Option Agreements and BCC's obligations under the Shortfall Agreements, the Lessees, FCI and BCC have entered into Equity Pledge Agreements (such Equity Pledge Agreements being referred to herein collectively as the "Equity Pledge Agreements" and individually as an "Equity Pledge Agreement"), which Equity Pledge Agreements are more fully described on Schedule 1 attached hereto; and

                  WHEREAS, each Lessee, each Manager, FCI and BCC desire to amend all Option Agreements, all Shortfall Agreements, all Management Agreements, all Deposit Pledge Agreements and all Equity Pledge Agreements as herein provided.



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                  NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to amend all Option Agreements, all Shortfall Agreements, all Management Agreements, all Deposit Pledge Agreements and all Equity Pledge Agreements as follows:

                   1.       Option Agreements.

                  (a) Each Option Agreement with respect to the membership interests of FCILO, FCILE, FCIMO or FCIOR (each of which leases a Facility containing 60 units) is hereby amended by deleting in its entirety Section 1(b) and replacing such Section with the following:

                       (b) (i) In consideration of the grant of the Option to BCC, BCC shall make the following payments (the "Equity Option Payments") to
Optionor: (1) on the earlier of one day after (A) the issuance of the certificate of occupancy for the Facility or (B) October 26, 2000 (the "First Equity Payment Date"), (x) an amount equal to the Equity Current Yield (as hereinafter defined) on the Equity Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through such date, compounded on an annual basis, prorated for the period from July 29, 1999 to the First Equity Payment Date, payable in arrears for such period, plus
(y) an amount equal to the Equity Current Yield on the Equity Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through such date, compounded on an annual basis, representing payment of the Equity Current Yield for the 12-month period subsequent to the First Equity Payment Date, payable in advance for such period, and (2) thereafter, beginning on that date which is the first day of a calendar quarter (i.e., January, April, July and October) and which falls immediately after 12 months after the First Equity Payment Date (the "Second Equity Payment Date"), and quarterly thereafter for so long as this Agreement is in effect (but ending in all events at the time of exercise of the Option), (x) an amount equal to 25% of the Equity Current Yield on the Equity Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the payment date, compounded on an annual basis, representing payment of the Equity Current Yield for the subsequent calendar quarter, payable in advance for such quarter, plus (on only the Second Equity Payment Date) (y) an amount equal to the Equity Current Yield on the Equity Capital Portion of the Working Capital Reserve

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actually funded from time to time into the Collateral Account through the Second
Equity Payment Date, compounded on an annual basis, prorated for the period from the date 12 months after the First Equity Payment Date to the Second Equity Payment Date, payable in arrears for such period. "Equity Current Yield" as used in this Agreement means an annual internal rate of return equal to 22.5% of the Equity Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the date of the calculation; provided, however, the definition of Equity Current Yield shall in all respects be subject to the provisions of Section 1.01(e) of the Shortfall Agreement.

                  (b) (ii) In further consideration of the grant of the Option to BCC, BCC shall make the following payments (the "Debt Option Payments") to
Optionor: (1) on that date which is the earlier to occur of (A) the exercise of the Option or (B) twelve (12) months after the date of issuance of a certificate of occupancy for the Facility (the "First Debt Payment Date"), (x) an amount equal to the Debt Current Yield (as hereinafter defined) on the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through such date, compounded on an annual basis, prorated for the period from the initial funding of the Senior Loan Capital Portion to the First Debt Payment Date, payable in arrears for such period, plus
(y) an amount equal to 25% of the Debt Current Yield on the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through such date, compounded on an annual basis, representing payment of the Debt Current Yield for the 3-month period subsequent to the First Debt Payment Date, payable in advance for such period, and (2) thereafter, beginning on that date which is the first day of a calendar quarter (i.e., January, April, July and October) and which falls immediately after 3 months after the First Debt Payment Date (the "Second Debt Payment Date"), and quarterly thereafter for so long as this Agreement is in effect (but ending in all events at the time of exercise of the Option), (x) an amount equal to 25% of the Debt Current Yield on the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the payment date, compounded on an annual basis, representing payment of the Debt Current Yield for the subsequent calendar quarter, payable in advance for such quarter, plus (on only the Second Debt Payment Date) (y) an amount equal to the Debt Current Yield on the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time

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to time into the Collateral Account through the Second Debt Payment Date, compounded on an annual basis, prorated for the period from the date 3 months after the First Debt Payment Date to the Second Debt Payment Date, payable in arrears for such period. "Debt Current Yield" as used in this Agreement means an annual internal rate of return equal to 2.0% of the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the date of the calculation.

                       (b) (iii) "Option Payments", as used herein, means, collectively, the Equity Option Payments and the Debt Option Payments. Notwithstanding anything to the contrary contained herein, if the Option is exercised, BCC's obligation to make Option Payments thereafter shall cease; provided, however, if the Option has been deemed exercised solely as a result of the exercise of one or more Phase Options or Phase Asset Purchase Options, in each case not related to the Facility, BCC shall nonetheless continue to make Option Payments hereunder with respect to the Facility until Closing. Option Payments shall be made to Optionors without demand or notice, except as expressly provided herein. "Current Yield", as used herein, means, collectively, the Equity Current Yield and the Debt Current Yield."

                  (b) Each Option Agreement with respect to the membership interests of FCIW or FCISH (each of which leases a Facility containing 106 units) is hereby amended by deleting in its entirety Section 1(b) and replacing such Section with the following:

                       (b) (i) In consideration of the grant of the Option to BCC, BCC shall make the following payments (the "Equity Option Payments") to
Optionor: (1) on the earlier of one day after (A) the issuance of the certificate of occupancy for the Facility or (B) October 26, 2000 (the "First Equity Payment Date"), (x) an amount equal to the Equity Current Yield (as hereinafter defined) on the Equity Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through such date, compounded on an annual basis, prorated for the period from July 29, 1999 to the First Equity Payment Date, payable in arrears for such period, plus
(y) an amount equal to 150% of the Equity Current Yield on the Equity Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through such date, compounded on an annual basis, representing the payment of

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the Equity Current Yield for the 18-month period subsequent to the First Equity
Payment Date, payable in advance for such period, and (2) thereafter, beginning on that date which is the first day of a calendar quarter (i.e., January, April, July and October) and which falls immediately after 18 months after the First Equity Payment Date (the "Second Equity Payment Date"), and quarterly thereafter for so long as this Agreement is in effect (but ending in all events at the time of exercise of the Option), (x) an amount equal to 25% of the Equity Current Yield on the Equity Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the payment date, compounded on an annual basis, representing payment of the Equity Current Yield for the subsequent calendar quarter, payable in advance for such quarter, plus (on only the Second Equity Payment Date) (y) an amount equal to the Equity Current Yield on the Equity Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the Second Equity Payment Date, compounded on an annual basis, prorated for the period from the date 18 months after the First Equity Payment Date to the Second Equity Payment Date, payable in arrears for such period. "Equity Current Yield" as used in this Agreement means an annual internal rate of return equal to 22.5% of the Equity Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the date of the calculation; provided, however, the definition of Equity Current Yield shall in all respects be subject to the provisions of Section 1.01(e) of the Shortfall Agreement.

                  (b) (ii) In further consideration of the grant of the Option to BCC, BCC shall make the following payments (the "Debt Option Payments") to
Optionor: (1) on that date which is the earlier to occur of (A) the exercise of the Option or (B) eighteen (18) months after the date of issuance of a certificate of occupancy for the Facility (the "First Debt Payment Date"), (x) an amount equal to 150% of the Debt Current Yield (as hereinafter defined) on the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through such date, compounded on an annual basis, prorated for the period from the initial funding of the Senior Loan Capital Portion to the First Debt Payment Date, payable in arrears for such period, plus (y) an amount equal to 25% of the Debt Current Yield on the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through such date, compounded on an annual basis, representing payment of the Debt Current Yield for

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the 3-month period subsequent to the First Debt Payment Date, payable in advance for such period, and (2) thereafter, beginning on that date which is the first day of a calendar quarter (i.e., January, April, July and October) and which falls immediately after 3 months after the First Debt Payment Date (the "Second Debt Payment Date"), and quarterly thereafter for so long as this Agreement is in effect (but ending in all events at the time of exercise of the Option), (x) an amount equal to 25% of the Debt Current Yield on the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the payment date, compounded on an annual basis, representing payment of the Debt Current Yield for the subsequent calendar quarter, payable in advance for such quarter, plus (on only the Second Debt Payment Date) (y) an amount equal to the Debt Current Yield on the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the Second Debt Payment Date, compounded on an annual basis, prorated for the period from the date 3 months after the First Debt Payment Date to the Second Debt Payment Date, payable in arrears for such period. "Debt Current Yield" as used in this Agreement means an annual internal rate of return equal to 2.0% of the Senior Loan Capital Portion of the Working Capital Reserve actually funded from time to time into the Collateral Account through the date of the calculation.

                       (b) (iii) "Option Payments", as used herein, means, collectively, the Equity Option Payments and the Debt Option Payments." Notwithstanding anything to the contrary contained herein, if the Option is exercised, BCC's obligation to make Option Payments thereafter shall cease; provided, however, if the Option has been deemed exercised solely as a result of the exercise of one or more Phase Options or Phase Asset Purchase Options, in each case not related to the Facility, BCC shall nonetheless continue to make Option Payments hereunder with respect to the Facility until Closing. Option Payments shall be made to Optionors without demand or notice, except as expressly provided herein. "Current Yield", as used herein, means, collectively, the Equity Current Yield and the Debt Current Yield."

                  (c) The following Sections of each Option Agreement are hereby amended as follows:

                       (i) add the words "including the BCC Loan" after the words "Transaction Documents" in Section 1(d)(iii) and after

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the words "Transaction Documents" in the second sentence of Section 1(d);

                  (ii) replace the first sentence of Section 2(a) with the following sentence: "The closing of the purchase of the Equity Interests (the "Closing"), pursuant to the exercise of the Option, shall take place on such date (the "Closing Date") and at such location in Pennsylvania as BCC may designate, provided, however, that the Closing Date shall be (i) within 30 days after BCC exercises the Option, if no other Phase Option or Phase Asset Purchase Option (as such terms are defined in Section 10 hereof) has been exercised prior to the exercise of the Option, or (ii) within 12 months of the Exercise Date (as such term is defined in Section 10 hereof), if the Option has been exercised pursuant to the Bundling Condition set forth in Section 10 hereof."

                  (iii) add the words "except, as to Optionor, as expressly provided in the transaction documents, BCC loan documents, senior credit documents and lease documents entered into with respect to the other Projects (as defined in Section 10 below) and except as contemplated by the BCC Loan" prior to the colon in the first phrase of Section 3(d);

                  (iv) change the words "Senior Loan Documents" in Section 3(d)(i) to "Senior Credit Documents";

                  (v) add the words "or from receiving option payments in accordance with the terms and conditions of the option agreements entered into with respect to other Projects" to the end of Section 3(d)(ii)(A);

                  (vi) add the words "and except for the other Projects" to the end of Section 3(d)(vi); and

                  (vii) replace the words "neither a Default nor an" in the first sentence of Section 7(c) with the word "no".

             (d) The signatures page of each Option Agreement shall be deemed to include, in addition to the signature of an authorized representative of BCC but instead of the signature of an authorized representative of each Lessee, the signature of an authorized representative of FCI as set forth below:


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WITNESS:                                    FINANCIAL CARE INVESTORS, LLC,
                                            a Delaware limited liability company

                                            By:
                                            Title:

The amendment to the signature page of each Option Agreement contained in this
Section 1(d) shall be deemed to apply retroactively to the date of each Option Agreement. FCI hereby confirms and acknowledges that each Option Agreement has been duly executed and delivered, and constitutes the legal, valid and binding obligation of FCI, enforceable in accordance with the terms of each Option Agreement (except as enforceability may be limited by creditor's rights laws and general principles of equity).

                  2.       Shortfall Agreements.

                  (a) The first paragraph of Section 1.01(a) of each Shortfall Agreement is hereby amended by adding the words "except for the BCC Loan" after the words "working capital" in the ninth line thereof. In addition, the third full sentence of the first paragraph of Section 1.01(a) of each Shortfall Agreement is hereby deleted and replaced in its entirety with the following:
"The Equity Capital Portion and the Senior Loan Capital Portion shall be contributed by the Member to the Lessee, and the Lessee to the Collateral Account. Fundings into the Collateral Account shall occur such that no less than 15% of the Equity Capital Portion for each Funding is contributed to the Collateral Account prior to (or simultaneously with) the contribution of the 85% attributable to the Senior Loan Capital Portion."

                  (b) The first paragraph of Section 1.01(a) of each Shortfall Agreement provides that the aggregate amount of the Equity Capital Portion and Senior Loan Capital Portion will not exceed a specified dollar amount. The first paragraph of each Shortfall Agreement is hereby amended by replacing such dollar amount with the dollar amounts reflected on Schedule 3 attached hereto applicable to the appropriate Facility.

                  (c) Section 1.01 of each Shortfall Agreement is hereby amended by adding the following as new Section 1.01(e):

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                           "(e) At the option of the Member upon seven (7) days
                           advance notice to BCC, BCC (or a BCC Affiliate) shall loan (the "BCC Loan") to the Member a portion of the Equity Capital Portion in an amount not to exceed the BCC Loan Amount, on the following conditions: (i) the Member shall execute and deliver to BCC a promissory note, loan agreement and such other documents or instruments as BCC may reasonably request, all in form and substance satisfactory to BCC (in its sole good faith discretion) memorializing the BCC Loan (collectively, the "BCC Loan Documents"), (ii) interest shall be payable with respect to the BCC Loan as follows: 8% per annum, which accrues until the fourth anniversary of the date of the Loan, and is payable quarterly in arrears thereafter until maturity (which occurs upon the earlier of the closing of the sale pursuant to the Option, the closing of the sale pursuant to the Asset Purchase Option, or the expiration of the Lease term), (iii) the principal amount of the BCC Loan, together with all accrued but unpaid interest and all other sums due BCC under the documents and instruments executed in connection with the BCC Loan, shall be due and payable immediately on maturity, (iv) the Member shall have previously deposited in the Collateral Account as a portion of the Working Capital Reserve an amount equal to or greater than the Equity Capital Portion minus the BCC Loan Amount, (v) neither the Member nor the Lessee shall be in default under any Lease Document or Transaction Document and (vi) all proceeds from the BCC Loan shall be deposited into the Collateral Account as part of the Working Capital Reserve to be used for working capital for the Facility. Notwithstanding any provision to the contrary contained in any Transaction Document, amounts advanced by BCC pursuant to the BCC Loan shall in no event be deemed Equity Capital Portion for purposes of calculating Equity Current Yield or Equity Option Payments with respect to the Option Agreement or for purposes of calculating the Purchase Price in connection with the exercise of the Option or the Asset Purchase Price in connection with the exercise of the Asset Purchase Option; provided,


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                           however, the principal amount advanced in connection
                           with the BCC Loan shall be deemed Working Capital Reserve actually funded into the Collateral Account for purposes only of Section 1(d)(i) of the Option Agreement and Section 1.03(i) of this Agreement."

                  (d) Section 1.01 of each Shortfall Agreement is hereby amended by adding the following as a new Section 1.01(f):

                           "(f) In the event the Member or the Lessee makes principal and interest payments, in whole or in part, with respect to the Notes or amounts due under the BCC Loan, then (i) all such payments shall be deemed Equity Capital Portion for purposes of this Agreement and the Option Agreement, (ii) Current Yield will be based on and calculated accounting for the increase in the Equity Capital Portion as a result of such payments (but Current Yield will be calculated with respect to such increase only from the date of receipt of payment on the Notes or the BCC Loan, as applicable) and (iii) for purposes of calculating the Purchase Price with respect to the Option (or, in the case of the exercise of the Asset Purchase Option, the Asset Purchase Price) such amounts paid with respect to the Notes and the BCC Loans shall be deemed a portion of the Working Capital Reserve."

                  (e) The BCC Loan Amounts are more fully described on Schedule 2 attached hereto.

                  (f) Section 1.03 of each Shortfall Agreement is hereby modified to refer to that Section as "Section 1.03(a)". The new Section 1.03(a) of each Shortfall Agreement is further modified as follows:

                           (i)  The third sentence of each current Section 1.03
is hereby replaced with the following sentence: "The closing of the purchase of the assets of the Lessee shall take place on such date and at such location in Pennsylvania as BCC may designate, provided, however, that such closing shall be
(i) within 30 days after BCC exercises the Asset Purchase Option, if no other Phase Option or Phase Asset Purchase Option (as such terms are defined in
Section 10 of the Option Agreement) has been

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exercised prior to the exercise of the Asset Purchase Option, or (ii) within 12 months of the Exercise Date (as such term is defined in Section 10 of the Option Agreement), if the Asset Purchase Option has been exercised pursuant to the Bundling Condition set forth in Section 10 of the Option Agreement."

                           (ii)  The following sentence is hereby added to each
current Section 1.03 immediately after the sentence defining the "Asset Purchase Price": "To avoid any doubt, BCC shall receive a credit against the Purchase Price for Option Payments paid as Current Yield in advance, to the extent that such advanced Option Payments are attributable to Current Yield accruing after the Closing Date."

                  (g) A new Section 1.03(b) shall be added to each Shortfall Agreement, which shall provide as follows: "Notwithstanding any provision to the contrary contained herein or in any other Transaction Document, BCC agrees that the Asset Purchase Option shall not be exercised unless (i) BCC or its designee is prohibited (by operation of law, or any other reason other than the acts or omissions of BCC or any BCC Affiliate) from exercising the Option to acquire the Equity Interests pursuant to the Option Agreement or (ii) the Lessee or any Member is in Default of any covenant, agreement, representation or warranty contained herein or in the Option Agreement, which Default was not caused by BCC or any BCC Affiliate."

                  (h) The following Sections of each Shortfall Agreement are hereby amended as follows: (i) add after the words "Section 1.01(a)" in Section 1.01(c) the following "unless due to the wrongful failure of BCC (or its affiliate) to fund the BCC Loan"; (ii) add the words "of Lessee and the Member" after the words "representations and warranties" in the first line of Section 2.02(i); (iii) add the words "other than Permitted Liens" after the words "properties or assets" in the second to last line of Section 3.01(h); (iv) add the words "unless due to the wrongful failure of BCC (or its affiliate) to fund the BCC Loan" after the words "Collateral Account" in Section 5.01(a); and (v) add the words "(other than a Monetary Default)" after the words "performed or observed" in Section 5.01(c).

                  (i) Section 8.04 of each Shortfall Agreement is hereby amended to add the following after the words "sole cost and expense" and before the period at the end of the first sentence of that Section: "; provided, however, that the costs incurred by the Member or any Lessee in complying with the reporting

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requirements of Section 15.3.1 of the Lease and Section 5.2.1 of the Loan
Agreement dated as of the Documentation Date between the Member and the Lessor shall be paid by BCC, after BCC has had the opportunity to review such costs and consent to payment, which consent shall not be unreasonably withheld".

                  (j) The signature page of each Shortfall Agreement shall be deemed to include, in addition to the signatures of authorized representatives of each Lessee and BCC, the signature of an authorized representative of FCI as set forth below:

WITNESS:                                    FINANCIAL CARE INVESTORS, LLC,
                                            a Delaware limited liability company

                                            By:
                                            Title:

The amendment to the signature page of each Shortfall Agreement contained in this Section 2(j) shall be deemed to apply retroactively to the date of each Shortfall Agreement. FCI and each Lessee hereby confirm and acknowledge that each Shortfall Agreement has been duly executed and delivered, and constitutes the legal, valid and binding obligation of FCI and each Lessee (as applicable), enforceable in accordance with the terms of each Shortfall Agreement (except as enforceability may be limited by creditor's rights laws and general principles of equity).

                  (k) The form of Promissory Note, which is attached as Exhibit A to each Shortfall Agreement, is hereby amended to delete the last sentence, i.e., "All amounts borrowed by the Member under the Senior Credit Documents shall be repaid to the Lessor from the Asset Purchase Price."

                  (l) The following definitions set forth in Appendix 1 ("Appendix 1") attached to each Shortfall Agreement and certain Transaction Documents (as defined in Appendix 1) are hereby amended as follows: (i) with respect to the definition of Advance, the reference therein to Section 1.01 is hereby changed to Section 1.02; (ii) the definition of "Lessee" is hereby amended by replacing the phrase "a Delaware corporation" with the phrase "a Delaware limited liability company"; and (iii) the "BCC Loan Documents" are hereby added to the definition of "Transaction Documents".

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                  3.       Management Agreements.

                  (a) Section 1 of each Management Agreement is hereby amended by adding the following paragraph after the second full paragraph of such
Section:

                           Further, Management Firm shall distribute to Leasehold Tenant (for further distribution to the Member, if applicable) from the Operating Accounts any Federal, state or local income or sales tax due by Leasehold Tenant in connection with revenue derived exclusively from the Facility or due by Member as a result of earnings of Leasehold Tenant in connection with the Facility (other than income tax relating to Option Payments or the exercise of the Asset Purchase Option or the Option).

                  (b) Section 1(c)(vii) of each Management Agreement is hereby amended by adding the words "prepare all tax returns of Leasehold Tenant in connection with the Facility" after the words "payroll, excise and other taxes," in such Section.

                  (c) Section 10 of each Management Agreement is hereby amended by adding the words "Subject to the obligation of BCC to make Advances when and as required under the Shortfall Agreement," at the beginning of the second sentence of such Section.

                  3.       Deposit Pledge Agreements.

                  (a) Section 1.A(i) of each Deposit Pledge Agreement is hereby amended by adding the words "and Section 1.01(e)" after each reference to "Section 1.01(a)".

                  (b) Section 1.B of each Deposit Pledge Agreement is hereby amended by adding the word "no" after the words "provided, that," and before the words "Default or no Event of Default".

                  4.       Equity Pledge Agreements.

                  (a) Section 2(i)(a) of each Equity Pledge Agreement is hereby amended by adding the words "or in the Senior Credit Documents" after the words "except as provided herein".

                  (b) Section 5 of each Equity Pledge Agreement is hereby amended by adding the following paragraph after the second full paragraph of such Section 5:

                           Notwithstanding any provision to the contrary contained in this Agreement, in no event shall any action or inaction of Lessee be deemed an Event of Default hereunder if and to the extent that such action or inaction is the responsibility of the Management Firm pursuant to the Management Agreement; provided, however, such action or inaction shall nonetheless constitute an Event of Default hereunder if the Management Firm was unable to perform its responsibilities under the Management Agreement as a result of either (i) the negligent or willful acts or omissions of Lessee or (ii) a Default or Event of Default by Lessee under any Transaction Document other than this Agreement, not caused by the Secured Party or any BCC Affiliate.


                  5.       Miscellaneous Provisions.

                  (a) Entire Agreement. This Agreement, together with all other Transaction Documents (as amended hereby), contains the entire understanding among the parties hereto with respect to its subject matter and supersedes any prior understandings or agreements between the parties with respect to such subject matter.

                  (b) Amendments. This Agreement may be modified or amended only by a written instrument executed by the parties hereto.

                  (c) Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

                  (d) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which together shall constitute but a single instrument.

                  (e) Future Cooperation. Each party covenants and agrees to take such further action and execute such further documents as may be necessary or appropriate to carry out the intention of this Agreement.

                  (f) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.

                  (g) Transaction Documents Remain Effective. Except as expressly provided herein, each Shortfall Agreement, Option Agreement and Management Agreement (and all other Transaction Documents) shall remain in full force and effect, unmodified except as expressly provided herein. Each party hereto reaffirms all obligations, covenants and agreements under the Transaction Documents to which it is a party.

                  (h) Definitions. Capitalized terms not otherwise defined herein have the respective meanings as defined in Appendix 1, and to the extent not inconsistent with the terms hereof, the rules of interpretation contained in Appendix 1 shall be applicable to this Agreement.

                  (i) Representations and Warranties. All representations and warranties of the Member contained in each Shortfall Agreement and each Option Agreement are hereby affirmed as though made as of the date of this Agreement. All representations and warranties of each Lessee contained in each Shortfall Agreement and Management Agreement to which such Lessee is a party are hereby affirmed as though made as of the date of this Agreement.


                  {remainder of page intentionally left blank}

                  IN WITNESS WHEREOF, BCC, FCI, the Lessees and the Managers have caused this Agreement to be duly executed and delivered as of the date first above written.


                                     BALANCED CARE CORPORATION


                                     By: /s/ Robin L. Barber
                                         Name:  Robin L. Barber
                                         Title: Senior Vice President Legal
                                                Counsel


                                     FINANCIAL CARE INVESTORS, LLC


                                     By: /s/ F. David Carr
                                         Name:  F. David Carr
                                         Title: Managing Member


                                     FINANCIAL CARE INVESTORS OF
                                     SAGAMORE HILLS,LLC

                                     By:  FINANCIAL CARE INVESTORS, LLC
                                            Managing Member

                                              By: /s/ F. David Carr
                                                  Name:  F. David Carr
                                                  Title: Managing Member


                                     FINANCIAL CARE INVESTORS OF LOYALSOCK, LLC

                                     By:  FINANCIAL CARE INVESTORS, LLC
                                            Managing Member

                                              By: /s/ F. David Carr
                                                  Name:  F. David Carr
                                                  Title: Managing Member


                                Global Amendment

                                     FINANCIAL CARE INVESTORS OF LEBANON, LLC

                                     By:  FINANCIAL CARE INVESTORS, LLC
                                            Managing Member

                                              By: /s/ F. David Carr
                                                  Name:  F. David Carr
                                                  Title: Managing Member


                                     FINANCIAL CARE INVESTORS OF
                                     WESTERVILLE, LLC

                                     By:  FINANCIAL CARE INVESTORS, LLC
                                            Managing Member

                                              By: /s/ F. David Carr
                                                  Name:  F. David Carr
                                                  Title: Managing Member


                                     FINANCIAL CARE INVESTORS OF OAKRIDGE, LLC

                                     By:  FINANCIAL CARE INVESTORS, LLC
                                            Managing Member

                                              By: /s/ F. David Carr
                                                  Name:  F. David Carr
                                                  Title: Managing Member



                                     FINANCIAL CARE INVESTORS OF
                                     MORRISTOWN, LLC

                                     By:  FINANCIAL CARE INVESTORS, LLC
                                            Managing Member

                                              By: /s/ F. David Carr
                                                  Name:  F. David Carr
                                                  Title: Managing Member




                                Global Amendment

                                     BALANCED CARE AT SAGAMORE HILLS, INC.


                                     By: /s/ Robin L. Barber
                                         Name:  Robin L. Barber
                                         Title: Vice President and
                                                   Secretary


                                     BALANCED CARE AT LOYALSOCK, INC.


                                     By: /s/ Robin L. Barber
                                         Name:  Robin L. Barber
                                         Title: Vice President and
                                                   Secretary


                                     BALANCED CARE AT LEBANON, INC.


                                     By: /s/ Robin L. Barber
                                         Name:  Robin L. Barber
                                         Title: Vice President and
                                                   Secretary


                                     BALANCED CARE AT WESTERVILLE, INC.


                                     By: /s/ Robin L. Barber
                                         Name:  Robin L. Barber
                                         Title: Vice President and
                                                   Secretary


                                     BALANCED CARE AT OAK RIDGE, INC.


                                     By: /s/ Robin L. Barber
                                         Name:  Robin L. Barber
                                         Title: Vice President and
                                                   Secretary



                                Global Amendment

                                     BALANCED CARE AT MORRISTOWN, INC.


                                     By: /s/ Robin L. Barber
                                         Name:  Robin L. Barber
                                         Title: Vice President and
                                                   Secretary

                                Global Amendment

                               CONSENT OF LESSORS


              HCN BCC Holdings, Inc., a Delaware corporation, and Pennsylvania BCC Properties, Inc., a Pennsylvania corporation, each as Lessor under certain Leases (as set forth in Schedule 1 attached hereto), hereby consent to the foregoing modifications and amendments to the relevant documents as provided in the above Agreement.


                                                    HCN BCC Holdings, Inc.


                                                    By: /s/ Erin C. Ibele
                                                    Name: Erin C. Ibele
                                                    Title: Vice President and
                                                    Corporate Secretary


                                                    Pennsylvania BCC Properties,
                                                    Inc.


                                                    By: /s/ Erin C. Ibele
                                                    Name: Erin C. Ibele
                                                    Title: Vice President and
                                                    Corporate Secretary





                                Global Amendment

                                   SCHEDULE 1

                                     LEASES

Date of
Lease             Parties

09/22/98          HCN BCC Holdings, Inc. (Lessor)
                  Financial Care Operators of Sagamore Hills, LLC (Lessee)

09/22/98          Pennsylvania BCC Properties, Inc. (Lessor)
                  Financial Care Investors of Loyalsock, LLC (Lessee)

09/22/98          Pennsylvania BCC Properties, Inc. (Lessor)
                  Financial Care Investors of Lebanon, LLC (Lessee)

09/22/98          HCN BCC Holdings, Inc. (Lessor)
                  Financial Care Investors of Oak Ridge, LLC (Lessee)

09/22/98          HCN BCC Holdings, Inc. (Lessor)
                  Financial Care Investors of Westerville, LLC (Lessee)

09/22/98          HCN BCC Holdings, Inc. (Lessor)
                  Financial Care Operators of Morristown, LLC (Lessee)


                           Global Amendment Schedules

                          SHORTFALL FUNDING AGREEMENTS

Date of
Agreement         Parties

09/22/98          Financial Care Investors, LLC
                  Financial Care Operators of Sagamore Hills, LLC (Lessee) Balanced Care Corporation

09/22/98          Financial Care Investors, LLC
                  Financial Care Investors of Loyalsock, LLC (Lessee) Balanced Care Corporation

09/22/98          Financial Care Investors, LLC
                  Financial Care Investors of Lebanon, LLC (Lessee) Balanced Care Corporation

09/22/98          Financial Care Investors, LLC
                  Financial Care Investors of Oak Ridge, LLC (Lessee) Balanced Care Corporation

09/22/98          Financial Care Investors, LLC
                  Financial Care Investors of Westerville, LLC (Lessee) Balanced Care Corporation

09/22/98          Financial Care Investors, LLC
                  Financial Care Operators of Morristown, LLC (Lessee) Balanced Care Corporation

                           Global Amendment Schedules

                                OPTION AGREEMENTS

Date of
Agreement         Parties

09/22/98          Financial Care Investors, LLC (Optionor)
                  Balanced Care Corporation
                  (for Sagamore Hills)

09/22/98          Financial Care Investors, LLC (Optionor)
                  Balanced Care Corporation
                  (for Loyalsock)

09/22/98          Financial Care Investors, LLC (Optionor)
                  Balanced Care Corporation
                  (for Lebanon)

09/22/98          Financial Care Investors, LLC (Optionor)
                  Balanced Care Corporation
                  (for Westerville)

09/22/98          Financial Care Investors, LLC (Optionor)
                  Balanced Care Corporation
                  (for Oak Ridge)

09/22/98          Financial Care Investors, LLC (Optionor)
                  Balanced Care Corporation
                  (for Morristown)


                           Global Amendment Schedules

                              MANAGEMENT AGREEMENTS

Date of
Agreement         Parties

09/22/98          Financial Care Investors of Sagamore Hills, LLC
                  Balanced Care at Sagamore Hills, Inc.
                  (for Sagamore Hills)

09/22/98          Financial Care Investors, LLC of Loyalsock, LLC
                  Balanced Care at Loyalsock, Inc.
                  (for Loyalsock)

09/22/98          Financial Care Investors of Lebanon, LLC
                  Balanced Care at Lebanon, Inc.
                  (for Lebanon)

09/22/98          Financial Care Investors of Westerville, LLC
                  Balanced Care at Westerville, Inc.
                  (for Westerville)

09/22/98          Financial Care Investors of Oak Ridge, LLC
                  Balanced Care at Oak Ridge, Inc.
                  (for Oak Ridge)

09/22/98          Financial Care Investors of Morristown, LLC
                  Balanced Care at Morristown, Inc.
                  (for Morristown)

                           Global Amendment Schedules

                            DEPOSIT PLEDGE AGREEMENTS

Date of
Agreement       Parties

09/22/98        Financial Care Investors, LLC
                Financial Care Operators of Sagamore Hills, LLC (Lessee) HCN BCC Holdings, Inc. (Lessor)
                Balanced Care Corporation

09/22/98        Financial Care Investors, LLC
                Financial Care Investors of Loyalsock, LLC (Lessee) Pennsylvania BCC Properties, Inc. (Lessor)
                Balanced Care Corporation

09/22/98        Financial Care Investors, LLC
                Financial Care Investors of Lebanon, LLC (Lessee)
                Pennsylvania BCC Properties, Inc. (Lessor)
                Balanced Care Corporation

09/22/98        Financial Care Investors, LLC
                Financial Care Investors of Oak Ridge, LLC (Lessee) HCN BCC Holdings, Inc. (Lessor)
                Balanced Care Corporation

09/22/98        Financial Care Investors, LLC
                Financial Care Investors of Westerville, LLC (Lessee) HCN BCC Holdings, Inc. (Lessor)
                Balanced Care Corporation

09/22/98        Financial Care Investors, LLC
                Financial Care Operators of Morristown, LLC (Lessee) HCN BCC Holdings, Inc. (Lessor)
                Balanced Care Corporation

                           Global Amendment Schedules
                                        5

                            EQUITY PLEDGE AGREEMENTS

Date of
Agreement          Parties

09/22/98           Financial Care Investors, LLC
                   Financial Care Operators of Sagamore Hills, LLC (Lessee) Balanced Care Corporation

09/22/98           Financial Care Investors, LLC
                   Financial Care Investors of Loyalsock, LLC (Lessee) Balanced Care Corporation

09/22/98           Financial Care Investors, LLC
                   Financial Care Investors of Lebanon, LLC (Lessee) Balanced Care Corporation

09/22/98           Financial Care Investors, LLC
                   Financial Care Investors of Oak Ridge, LLC (Lessee) Balanced Care Corporation

09/22/98           Financial Care Investors, LLC
                   Financial Care Investors of Westerville, LLC (Lessee) Balanced Care Corporation

09/22/98           Financial Care Investors, LLC
                   Financial Care Operators of Morristown, LLC (Lessee) Balanced Care Corporation


                           Global Amendment Schedules

                                   SCHEDULE 2

                                BCC LOAN AMOUNTS

Sagamore Hills                      $ 55,456.00

Loyalsock                           $ 30,059.00

Lebanon                             $ 30,628.00

Westerville                         $ 58,582.00

Oak Ridge                           $ 31,125.00

Morristown                          $ 30,860.00

TOTAL                               $236,710.00



                           Global Amendment Schedules

                                   SCHEDULE 3

 TOTAL WORKING CAPITAL RESERVE AMOUNTS AS REFERENCED IN THE FIRST PARAGRAPH OF
                  SECTION 1.01(a) OF EACH SHORTFALL AGREEMENT

Sagamore Hills             $1,463,000

Loyalsock                  $793,000

Lebanon                    $808,000

Westerville                $1,545,500

Oak Ridge                  $821,115

Morristown                 $814,118

                           Global Amendment Schedules
                                        8